Reverse Takeover Transaction	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Business Combination Disclosure
14.	REVERSE TAKEOVER TRANSACTION
In July 2018, Trulieve, Inc. entered into a
non-binding
letter agreement (“Letter Agreement”) with Schyan Exploration, Inc. (“Schyan”) whereby Trulieve, Inc and Schyan have agreed to merge their respective businesses resulting in a reverse takeover of Schyan by Trulieve, Inc. and change the business of Schyan from a mining issuer to a marijuana issuer (“The Transaction”). The Transaction was completed in August 2018 and Schyan changed its name to Trulieve Cannabis Corp.
Pursuant to the reverse merger, the historical financial statements of Trulieve, Inc. (the accounting acquirer) become the historical financial statements of Schyan (legal acquirer) on a go forward basis. As a result, Trulieve, Inc. has retroactively restated its share capital on a per share basis pursuant to Accounting Standards Codification (ASC) 805, Business Combinations to reflect that of the legal acquirer.
In consideration for the acquisition of Schyan, Trulieve is deemed to have issued 200,000 shares of Trulieve common stock representing $0.1 million total value based on the concurrent financing subscription price of $4.6328
“Note 13—Share Capital”.
This represents an effective exchange ratio of Schyan shares of 0.01235 to 1.
The excess of the purchase price over net assets acquired was charged to the consolidated balance sheet as a reduction in share capital. Schyan equity was eliminated.
There were no identifiable assets of Schyan on the date of acquisition. The amounts below are accounted for as an offset to Additional Paid in Capital on the consolidated balance sheet as the transaction was accounted for as a recapitalization. The acquisition costs have been allocated as follows:

Fair value of 200,000 shares issued	$927
Transaction costs	460

Total purchase price	$1,387